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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 30, 1996
                                                       -----------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


               0-9787                                        73-1105145
               ------                                        ----------
            (Commission                                    (IRS Employer
            File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On December 30, 1996, Republic Industries, Inc. (the "Registrant") acquired in a merger transaction, all of the outstanding capital stock of Continental Waste Industries, Inc. ("Continental"). As a result of such transaction, Continental became a wholly-owned subsidiary of the Registrant.

Pursuant to an Agreement and Plan of Merger (the "Agreement"), dated as of June 27, 1996 among the Registrant, RI/CW Merger Corp., Continental,
Thomas A. Volini and Carlos E. Aguero, the Registrant acquired Continental in exchange for an aggregate of 12,470,367 shares of the common stock, par value $.01 per share, of the Registrant. The transaction will be accounted for under the pooling of interests method of accounting.

The descriptions contained herein of the Agreement and the transactions contemplated thereunder are qualified in their entirety by reference to the Agreement and the Press Release, dated December 30, 1996, incorporated herein by reference or attached hereto as Exhibits 2 and 99, respectively, which are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) The historical combined financial statements of Continental required by this Item 7(a) are incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K/A dated November 25, 1996.
  (b) The pro forma financial information of Continental required by this
      Item 7(b) are incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K/A dated November 25, 1996.
  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                           Michael S. Karsner
                                           Senior Vice President
                                           and Chief Financial Officer

Date:  December 31, 1996
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2. Agreement and Plan of Merger, dated as of June 27, 1996 among Republic Industries, Inc., RI/CW Merger Corp., Continental Waste Industries, Inc., Thomas A. Volini and Carlos E. Aguero (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated June 27,
                1996).

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.     None

        24.     None

        27.     None

        99.     Press Release, dated December 30, 1996.